UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 12, 2014

GUARDIAN 8 HOLDINGS
 (Exact name of registrant as specified in its charter)

Nevada	333-150954	26-0674103
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15230 N. 75th Street, Suite 1002 Scottsdale, Arizona	85260
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 317-8887

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 12, 2014, the Registrant authorized a series of 12% term notes (the “Notes”). Each Note bears interest at 12% per annum and matures on July 15, 2014. Further, each New Note includes one warrant to purchase one share of the Registrant’s common stock for each dollar of principal amount of the New Note, which is exercisable for a period of three years at $0.50 per share (the “Warrants”). A copy of the Form of the New Note and Warrant is attached hereto as Exhibit 10.1.

On February 12, 2014, the Registrant received $50,000 from a director, James G. Miller, in the form of a Note. Mr. Miller was also issued 50,000 Warrants. A copy of Mr. Miller’s Note is attached hereto as Exhibit 10.2.

On February 24, 2014, the Registrant received $25,000 from a director, Jim Nolton, in the form of a Note. Mr. Nolton was also issued 25,000 Warrants. A copy of Mr. Nolton’s Note is attached hereto as Exhibit 10.3.

On February 24, 2014, the Registrant received $400,000 from its CEO/president, C. Stephen Cochennet, in the form of a Note. Mr. Cochennet was also issued 400,000 Warrants. A copy of Mr. Cochennet’s Note is attached hereto as Exhibit 10.4.

On February 24, 2014, the Registrant received $25,000 from an unaffiliated third party accredited investor in the form of a Note. The noteholder was also issued 25,000 Warrants. A copy of the Form of Note and Warrant is attached hereto as Exhibit 10.1.

The description herein of the Notes are qualified in their entirety, and the terms are incorporated herein, by reference to the Notes, the forms of which are filed as exhibits hereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 for disclosure of the Notes.

Item 3.02 Sales of Unregistered Securities

In connection with the issuance of the Notes described in Item 1.01 above, the Registrant issued 500,000 Warrants for the purchase of shares of its common stock.

All of the above-described issuances were exempt from registration pursuant to Section 4(2) and/or Regulation D of the Securities Act as transactions not involving a public offering. With respect to each transaction listed above, no general solicitation was made by either the Company or any person acting on its behalf. All such securities issued pursuant to such exemptions are restricted securities as defined in Rule 144(a)(3) promulgated under the Securities Act, appropriate legends have been placed on the documents evidencing the securities, and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Form of 12% Note and Warrant
10.2	$50,000 Note issued to James G. Miller
10.3	$25,000 Note issued to Jim Nolton
10.4	$400,000 Note issued to C. Stephen Cochennet

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guardian 8 Holdings

	By:	/s/ C. Stephen Cochennet
C. Stephen Cochennet, Chief Executive Officer
Date: February 24, 2014